                                                                   EXHIBIT 10.33

                                     FORM OF
                          TAL INTERNATIONAL GROUP, INC.
                     2005 MANAGEMENT OMNIBUS INCENTIVE PLAN

                                   ARTICLE 1
                     ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 Establishment of the Plan. TAL International Group, Inc., a corporation organized and existing under Delaware law (hereinafter referred to as the
"Company"), established the TAL International Group, Inc. 2005 Management
Omnibus Incentive Plan (hereinafter referred to as the "Plan") effective
___________, 2005 (the "Effective Date"). The Plan shall remain in effect as provided in Section 1.3 hereof. The Plan permits the grant of Nonqualified Stock
Options, Incentive Stock Options, Stock Appreciation Rights, and Restricted
Stock.

     1.2 Objectives of the Plan. The objectives of the Plan are to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate
Participants, by means of appropriate incentives, to achieve long-range goals;
(iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

     1.3 Duration of Plan. The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier to occur of (a) all Shares subject to it shall have been purchased or acquired according to the Plan's provisions, or (b) November
30, 2005 if an initial public offering of the Company's common stock is not consummated by such date. However, in no event may an Award of Incentive Stock
Options be granted under the Plan after the tenth anniversary of the Effective
Date.

                                   ARTICLE 2
                                   DEFINITIONS

     Wherever used in the Plan, the following terms shall have the meanings set forth below, and, when the meaning is intended, the initial letter of the word shall be capitalized.

     2.1 "Affiliate" means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, is controlled by the
Company.

     2.2 "Award" means, individually or collectively, a grant under this Plan of
Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights,
or Restricted Stock.

     2.3 "5% Owner" means an Employee who, immediately after the grant of an
Option, owns stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or a parent or subsidiary corporation (as defined in Code Sections 424(e) and 424(f), respectively).

                                        1

     2.4 "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under the Plan.

     2.5 "Board" means the Board of Directors of the Company.

     2.6 "Cause" shall be defined in the Award Agreement, or, if not defined in the Award Agreement, as otherwise defined by the Committee.

     2.7 "Change in Control" shall be defined in the Award Agreement, or, if not defined in the Award Agreement, as otherwise defined by the Committee.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.9 "Committee" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

     2.10 "Company" means TAL International Group, Inc., a corporation organized and existing under Delaware law, and any successor thereto as provided in
Article 18 herein.

     2.11 "Consultant" means an independent contractor who is performing consulting services for one or more entities in the Group and who is not an employee of any entity in the Group.

     2.12 "Director" means a member of the Board or a member of the board of directors of an Affiliate.

     2.13 "Disabled" shall be defined in the Award Agreement, or, if not defined in the Award Agreement, as otherwise defined by the Committee.

     2.14 "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.15 "Employee" means any employee of the Group, including any employees who are also Directors and employees who are employees of Affiliates that become such after the Effective Date. Nonemployee Directors and Consultants shall not be considered Employees under this Plan. For purposes of the grant of ISOs under the Plan, and Employee shall be any person who is employed by the Company or a parent or subsidiary corporation (as defined in Code Sections 424(e) and 424(f), respectively).

     2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.17 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.18 "Fair Market Value". For purposes of determining the "Fair Market
Value" of a Share as of any date, the following rules shall apply:

                                        2

          (a) If, at that time, the principal market for the Share is the New
     York Stock Exchange or another national securities exchange or the Nasdaq stock market, then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Share on that date on the principal exchange or market on which the Share is then listed or admitted to trading.

          (b) If, at that time, the sale prices are not available or the principal market for the Share is not the New York Stock Exchange or another national securities exchange and the Share is not quoted on the
     Nasdaq stock market, then the "Fair Market Value" shall be the mean between the highest bid and lowest asked prices for the Share on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National
     Quotation Bureau, Incorporated or a comparable service.

          (c) If the day is not a business day, and as a result, subclauses (a)
     and (b) next above are inapplicable, the Fair Market Value of the Share shall be determined as of the business day immediately preceding such day.

          (d) If, in accordance with rules established by the Committee, a determination of "Fair Market Value" is required as of any date and, as of that date, subclauses (a) and (b) next above are inapplicable for reasons other than those specified in subclause (c) next above, then the "Fair
     Market Value" as of that date shall be determined by a
     nationally-recognized appraisal or investment banking firm experienced in appraising businesses, or by such other person, employee or entity as shall be determined by the Committee from time to time or such other method as the Committee may decide in its sole discretion, with such valuation to be performed in accordance with such rules and considerations as are established by the Committee. The Company shall bear the fees and expenses of such valuation.

     2.19 "Freestanding SAR" means an SAR that is granted independently of any
Options, as described in Article 7 herein.

     2.20 "Good Reason" shall be defined in the Award Agreement, or, if not defined in the Award Agreement, as otherwise defined by the Committee.

     2.21 "Group" means the Company and the Affiliates.

     2.22 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock
Option intended to meet the requirements of Code Section 422.

     2.23 "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of
"covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

     2.24 "Nonemployee Director" shall have the meaning ascribed to such term in
Rule 16b-3 of the Exchange Act.

     2.25 "Nonqualified Stock Option" or "NQSO" means an option to purchase
Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.26 "Option" means an Incentive Stock Option or a Nonqualified Stock
Option, as described in Article 6 herein.

     2.27 "Outside Director" shall have the meaning ascribed to such term under the regulations promulgated with respect to Code Section 162(m).

     2.28 "Participant" means a current or former Employee, Director, or
Consultant who has outstanding an Award granted under the Plan.

     2.29 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.30 "Period of Restriction" means the period during which the transfer of
Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.31 "Restricted Stock" or "Restricted Share" means an Award granted to a
Participant pursuant to Article 8 herein.

     2.32 "Shares" means the shares of common stock of the Company, par value
$0.001 per share.

     2.33 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.34 "Tandem SAR" means an SAR that is granted in connection with a related
Option pursuant to Article 7 herein.

     2.35 "Termination of Service" means, if an Employee, termination of employment with all entities in the Group, if a Director, termination of service on the Board and the board of directors of any Affiliate, as applicable, and if a Consultant, termination of the consulting relationship with all entities in the Group, subject to the following:

          (a) The Participant's cessation as an Employee or Consultant shall not be deemed to occur by reason of the transfer of the Participant between the
     Company and a subsidiary of the Company or between two of the Company's subsidiaries.

          (b) The Participant's cessation as an Employee or Consultant shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a subsidiary of the Company approved by the
     Company or such subsidiary otherwise receiving the Participant's services.

          (c) If, as a result of a sale or other transaction, the subsidiary of the Company for whom Participant is employed (or to whom the Participant is providing services as a Consultant) ceases to be a subsidiary of the
     Company (and the entity for whom the Participant is employed or to whom the
     Participant is providing services is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day
     period following the transaction, an Employee of or Consultant to the
     Company or an entity that is then a subsidiary of the Company, then the occurrence of such transaction shall be treated as the Participant's
     Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

          (d) A Consultant whose services to the Company or a subsidiary of the
     Company are governed by a written agreement with the Consultant will cease to be a Consultant at the time the term of such written agreement ends
     (without renewal); and a Consultant whose services to the Company or a subsidiary of the Company are not governed by a written agreement with the
     Consultant will cease to be a Consultant on the date that is 90 days after the date the Consultant last provides services requested by Company or a subsidiary of the Company (as determined by the Committee).

                                   ARTICLE 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Committee. To the extent the Company deems it to be necessary or desirable with respect to any
Awards made hereunder, the members of the Committee may be limited to
Nonemployee Directors or Outside Directors, who shall be appointed from time to time by, and shall serve at the discretion of, the Board.

     3.2 Authority of the Committee. Except as limited by law, and subject to the provisions herein, the Committee shall have full power to select the persons who shall participate in the Plan; determine the sizes and types of Awards;
determine the terms and conditions of Awards in a manner consistent with the
Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Participants; establish, amend, or waive rules and regulations for the Plan's administration as they apply to
Participants; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.
Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Participants. As permitted by law, the Committee may delegate its authority as identified herein.

     3.3 Decisions Binding. All determinations and decisions made by the
Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Affiliates, Participants, and their estates and beneficiaries.

                                   ARTICLE 4
                  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 Number of Shares Available for Grants.

          (a) Subject to further adjustment as provided in Section 4.2 herein, the maximum number of Shares available ----------- for grants to
     Participants under the Plan shall be 24,629.28, provided that this limit shall automatically be increased in accordance with Section 4.2 to
     2,500,000 to reflect the stock split ------------ declared in conjunction with the Company's initial public offering. In the event any Award under the Plan is forfeited or if any outstanding Award for any reason expires, is terminated, or cancelled without exercise, the Shares subject to such
     Award shall again be available for grant or issuance under the Plan. Except for purposes of determining the maximum number of Shares that may be subject to ISOs, Shares tendered by a Participant to satisfy applicable tax withholding obligations or Exercise Price shall again be available for grant or issuance under the Plan.

          (b) Unless the Committee determines that Code Section 162(m) will not apply to an Award, or that an Award should not be designed to comply with the Performance-Based Exception, the following limitations shall apply to grants of Awards under the Plan:

          (i)  Options: The maximum aggregate number of Shares with respect to which Options may be granted in any one calendar year to any one
               Participant shall be 24,629.28, provided that this limit shall automatically be increased in accordance with Section 4.2 to
               2,500,000 to reflect the stock split declared in conjunction with the Company's initial public offering.

          (ii) SARS: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one
               calendar year to any one Participant shall be 24,629.28, provided that this limit shall automatically be increased in accordance with Section 4.2 to 2,500,000 to reflect the stock split declared in conjunction with the Company's initial public offering.

          (iii) Restricted Stock: The maximum aggregate number of Shares of
               Restricted Stock that may be granted in any one calendar year to any one Participant shall be 24,629.28, provided that this limit shall automatically be increased in accordance with Section 4.2 to 2,500,000 to reflect the stock split declared in conjunction with the Company's initial public offering.

          (c) The maximum aggregate number of Shares with respect to which
     Incentive Stock Options may be granted under the Plan is 24,629.28, provided that this limit shall automatically be increased in accordance with Section 4.2 to 2,500,000 to reflect the stock split declared in conjunction with the Company's initial public offering.

     4.2 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split or a stock dividend, or a corporate transaction, such as any

merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and kind of Shares which may be delivered pursuant to Section 4.1, in the number and kind of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections
4.1(b)(i) through 4.1(b)(iii) and 4(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be rounded to the nearest whole number, with one-half
(1/2) of a share rounded up to the next higher number.

                                   ARTICLE 5
                          ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. Persons eligible to participate in this Plan include all
Employees, Directors and Consultants of the Group.

     5.2 Actual Participation. Subject to the provisions of the Plan, the
Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE 6
                                     OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan,
Options may be granted to Participants in such number (subject to Article 4 herein), and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided, however, that ISOs may be granted only to
Employees.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award
Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the
Committee shall determine. The Award Agreement also shall specify whether the
Option is intended to be an ISO or an NQSO.

     6.3 Exercise Price. The Exercise Price for each grant of an Option under this Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market
Value of a Share on the date of grant (110% in the case of the grant of an ISO to a 5% Owner); and further provided that the Exercise Price of an Option shall not be less than the par value of a Share.

     6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th)
anniversary date of its grant (the fifth (5th) anniversary date in the case of an ISO granted to a 5% Owner).

     6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement

and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 Payment.

          (a) Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          (b) The Exercise Price of any Option shall be payable to the Company in full (i) in cash or its equivalent, (ii) if permitted by the Committee, by tendering previously acquired Shares having an aggregate Fair Market
     Value at the time of exercise equal to the total Exercise Price (provided that the Shares, other than Shares purchased by the Participant on the open market, must have been held by the Participant for at least six (6) months prior to their tender), or (iii) by a combination of (i) and (ii).

          (c) If the Company's shares are publicly traded, an Option may be exercised by means of a cashless exercise with the assistance of a broker or by any other means permitted by the Committee in accordance with such terms and conditions as the Committee, in its sole discretion, shall determine to be consistent with the Plan's purpose and applicable law.

          (d) Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, either individually or jointly, Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Nontransferability of Options.

          (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, during the lifetime of a Participant, all ISOs granted to such Participant under the Plan shall be exercisable only by such Participant.

          (b) Nonqualified Stock Options. Except as otherwise provided in a
     Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's
     Award Agreement, during the lifetime of a Participant, all NQSOs granted to such Participant under the Plan shall be exercisable only by such
     Participant.

                                   ARTICLE 7
                            STOCK APPRECIATION RIGHTS

     7.1 Grant of SARS.

          (a) Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs,
     Tandem SARs, or any combination of these forms of SAR.

          (b) The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein)
     and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

          (c) The grant price of a Freestanding SAR shall equal the Fair Market
     Value of a Share on the date of grant of the SAR. The grant price of Tandem
     SARs shall equal the Exercise Price of the related Option.

     7.2 Exercise of Tandem SARS.

          (a) Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

          (b) Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the
     Tandem SAR will expire no later than the expiration of the underlying ISO;
     (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise
     Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii)
     the Tandem SAR may be exercised only when the Fair Market Value of the
     Shares subject to the ISO exceeds the Exercise Price of the ISO.

     7.3 Exercise of Freestanding SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

     7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5 Term of SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

     7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.7 Nontransferability of SARS. Except as otherwise provided in a
Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, during the lifetime of a
Participant, all SARs granted to such Participant under the Plan shall be exercisable only by such Participant.

                                   ARTICLE 8
                                RESTRICTED STOCK

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the
Plan, the Committee, at any time and from time to time, may grant Shares of
Restricted Stock to Participants in such amounts as the Committee shall determine.

     8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3 Transferability. Except as provided in this Article 8, the Shares of
Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of
Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the
Committee in its sole discretion and set forth in the Award Agreement. During the lifetime of a Participant, all rights with respect to the Restricted Stock granted to such Participant under the Plan shall be available only to such
Participant.

     8.4 Restrictions.

          (a) Subject to the terms hereof, the Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable and as are set forth in the
     Award Agreement including, without limitation, a requirement that
     Participants pay a stipulated purchase price for each Share of Restricted
     Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

          (b) The Company shall retain the certificates representing Shares of
     Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

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          (c) Except as otherwise provided in this Article 8, Shares of
     Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.5 Voting Rights. During the Period of Restriction, subject to any limitations imposed under the By-laws of the Company, Participants holding
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.6 Dividends and Other Distributions. During the Period of Restriction,
Participants holding Shares of Restricted Stock granted hereunder may be credited with regular dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate and as are set forth in the Award Agreement.
Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee
may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

                                   ARTICLE 9
                             TERMINATION OF SERVICE

     Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise Options and SARs, and receive unvested Shares of Restricted Stock, following Termination of Service with the Group. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service; provided, however, that the following shall automatically apply to the extent different provisions are not set forth in a Participant's Award Agreement:

          (a) If the Termination of Service is by the Company for Cause, by a
     Nonemployee Director or Consultant for any reason, or by an Employee without Good Reason, all previously unexercised Options and SARs shall expire and all unvested Restricted Shares shall be forfeited upon the date of Termination of Service.

          (b) If the Participant is an Employee and the Termination of Service
     is by the Participant for Good Reason, all previously unexercised Options and SARs may be exercised for a period of three (3) months after the
     Participant's date of Termination of Service and all unvested Restricted
     Shares shall be forfeited as of the date of Termination of Service.

          (c) If the Termination of Service is a result of the Participant's death or being Disabled, all previously unexercised Options and SARs may be exercised for a period of 12 months after the Participant's date of
     Termination of Service and all unvested Restricted Shares shall vest as of the date of the Participant's death or date of Termination of Service if
     Participant is Disabled.

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          (d) If the Company terminates a Nonemployee Director's or Consultant's service for any reason other than the Participant's being Disabled, or terminates an Employee's employment for any reason other than Cause or the
     Participant's being Disabled, all previously unexercised Options and SARs may be exercised for a period of three (3) months after the Participant's date of Termination of Service and all unvested Restricted Shares which were not granted during the year in which such Termination of Service occurs shall vest. Any Restricted Shares granted during the year of
     Termination of Service shall be forfeited on the date of Termination of
     Service.

                                   ARTICLE 10
                             RESTRICTIONS ON SHARES

     All Shares acquired pursuant Awards granted hereunder, and Participants'
right to exercise Options and SARS and/or receive Shares upon exercise or vesting of an Award, shall be subject to all applicable restrictions contained in the Company's By-laws, stockholders agreement or insider trading policy, and any other restrictions imposed by the Committee, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and restrictions under any blue sky or state securities laws applicable to such
Shares.

                                   ARTICLE 11
                              PERFORMANCE MEASURES

     If Awards under the Plan are subject to Code Section 162(m) and the
Committee determines that such Awards should be designed to comply with the
Performance-Based Exception, the performance measure(s), the attainment of which determine the degree of payout and/or vesting, to be used for purposes of such
Awards shall be chosen from among earnings per share, economic value added, market share (actual or targeted growth), net income (before or after taxes), operating income, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), gross or net underwriting results, revenue (actual or targeted growth), share price, stock price growth, total stockholder return, or such other performance measures as are approved by the Committee and the Company's stockholders.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based
Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax laws change to permit the Committee to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, if the Committee determines that it is advisable to grant Awards that do not qualify for the
Performance-Based Exception, the Committee may make such grants without satisfying the requirements thereof.

                                       12

                                   ARTICLE 12
                             BENEFICIARY DESIGNATION

     Subject to the terms and conditions of the Plan and applicable Award
Agreement, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the
Company, and will be effective only when filed by the Participant in writing during the Participant's lifetime with the party chosen by the Company, from time to time, to administer the Plan. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the
Participant's estate.

                                   ARTICLE 13
                             RIGHTS OF PARTICIPANTS

     13.1 Continued Service. Nothing in the Plan shall:

          (a) interfere with or limit in any way the right of the Company to terminate any Participant's employment, service as a Director, or service as a Consultant at any time, or

          (b) confer upon any Participant any right to continue in the service of any member of the Group as an Employee, Director or Consultant.

     13.2 Participation. Participation is determined by the Committee. No person shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

                                   ARTICLE 14
                                CHANGE IN CONTROL

     14.1 Treatment of Outstanding Awards. Upon the occurrence of a Change in
Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) any and all Options and SARs granted hereunder shall become immediately exercisable; and

          (b) any restriction periods and restrictions imposed on Restricted
     Shares shall lapse.

     14.2 Termination, Amendment and Modifications of Change-in-Control
Provisions. Notwithstanding any other provision of this Plan or any Award
Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding
Awards; provided, however, that the Board, upon recommendation of the Committee, may terminate,

                                       13

amend, or modify this Article 14 at any time and from time to time prior to the date of a Change in Control.

                                   ARTICLE 15
                     AMENDMENT, MODIFICATION AND TERMINATION

     15.1 Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan or any Award hereunder in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with any applicable tax or securities or the rules of any securities exchange on which the securities of the Company are listed, shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon; provided further that no such shall alteration, amendment, suspension or termination shall adversely affect any Award hereunder without the consent of the Participant to whom such Award shall have been made.
Notwithstanding the foregoing (and without the consent of any Participant), the
Board may amend the Plan as it determines appropriate to conform to the requirements of Code Section 409A and applicable guidance of general applicability issued thereunder.

     15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or
Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in
Section 4.2 hereof) affecting the Company or the financial statements of the
Company or of changes in applicable laws, regulations, or accounting principles, as the Committee determines appropriate in its discretion whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements, if applicable, of Code Section 162(m), as amended from time to time or cause the Plan to fail to conform to Code Section 409A.

     15.3 Compliance with Code Section 162(m). At all times when Code Section
162(m) is applicable, all Awards granted under this Plan to Named Executive
Officers, or to Participants who will likely become Named Executive Officers at the time of vesting or payment, shall be awarded and administered to comply with the requirements of Code Section 162(m), unless the Committee determines that such compliance is not desired. In addition, if changes are made to Code Section
162(m) or the regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

                                   ARTICLE 16
                                   WITHHOLDING

     16.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any taxes required by federal, state, or local law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

                                       14

     16.2 Share Withholding. Participants may elect, subject to the approval of the Committee, to satisfy all or part of such withholding requirement by having the Company withhold Shares having a Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   ARTICLE 17
                                 INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the
Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by applicable law against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company's best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's
Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE 18
                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE 19
                               LEGAL CONSTRUCTION

     19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     19.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to, and may be made contingent upon satisfaction of, all applicable

                                       15

laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     19.4 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New York.

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